--------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549


                          --------------------------


                                  FORM 8-K/A

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchangce Act of 1934


       Date of Report (Date of earliest event reported):  June 19, 1997


                          --------------------------


                                 VENCOR, INC.
            (Exact name of registrant as specified in its charter)


           Delaware                      1-10989                  61-1055020
(State or other jurisdiction of    (Commission File Number)     (IRS Employer
incorporation or organization)                               Identification No.)

    3300 Providian Center
    400 West Market Street
        Louisville, KY                                              40202
(Address of principal executive offices)                          (ZIP CODE)



      Registrant's telephone number, including area code:  (502) 596-7300

                                Not applicable
         (Former name or former address, if changed since last report)

--------------------------------------------------------------------------------

  The undersigned Registrant (or the "Company") hereby amends Item 7 of its Current Report on Form 8-K, filed July 3, 1997, relating to the June 19, 1997 completion of the tender offer for the shares of common stock, par value $1.00 per share, of Transitional Hospitals Corporation ("Transitional") (the "Transitional Acquisition").

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

   (a)  Financial Statements of Business Acquired.

     (i) The (i) consolidated audited balance sheet of Transitional as of November 30, 1996 and (ii) the consolidated audited statements of operations of Transitional for the fiscal years ended November 30, 1994, 1995 and 1996 have been filed with the Securities and Exchange Commission (the "Commission") as part of Transitional's Annual Report on Form 10-K (Comm. File No. 1-7008) for the fiscal year ended November 30, 1996 and are incorporated herein by reference.

    (ii) The (i) consolidated unaudited balance sheet of Transitional as of February 28, 1997 and (ii) the consolidated unaudited statement of income of Transitional for the three months ended February 28, 1997 have been filed with the Commission as part of Transitional's Quarterly Report on Form 10-Q (Comm. File No. 1-7008) for the quarterly period ended February 28, 1997 and are incorporated herein by reference.

   (iii) The (i) consolidated unaudited balance sheet of Transitional as of May 31, 1997 and (ii) the consolidated unaudited statement of operations of Transitional for the three months ended May 31, 1997 have been filed with the Commission as part of Transitional's Quarterly Report on Form 10-Q (Comm. File No. 1-7008) for the quarterly period ended May 31, 1997 and are incorporated herein by reference.

  (b)  Pro Forma Financial Information.

  Pro forma financial information for the Company, including the unaudited pro forma condensed combined statement of operations for the periods ended June 30, 1997 and December 31, 1996, the unaudited condensed consolidated balance sheet at June 30, 1997 and the notes to unaudited pro forma condensed combined financial statements, is filed herewith. The unaudited pro forma condensed combined statement of operations gives effect to the following, as if each had occurred on January 1, 1996:

     (i) The acquisition of TheraTx, Incorporated ("TheraTx") (the "TheraTx Merger") on March 21, 1997 as previously reported on the Current Report on Form 8-K of the Registrant, dated March 18, 1997 and filed with the Commission.

    (ii) The May 12, 1997 repurchase of substantially all of the outstanding TheraTx $100 million 8% Convertible Subordinated Notes Due 2002 assumed in connection with the TheraTx Merger.

   (iii) The acquisition of Transitional, completed on June 24, 1997, is included in the Company's historical condensed consolidated statement of operations and condensed consolidated balance sheet from the date of acquisition.

    (iv) The related increase in borrowings under the Company's bank credit facility (the "Credit Agreement") related to the TheraTx Merger and the Transitional Acquisition.

  No pro forma adjustments are required for the unaudited condensed consolidated balance sheet at June 30, 1997 because the aforementioned events all occurred prior to that date.

  (c)  Exhibits.

        Exhibit No.          Description
            2.1              Agreement and Plan of Merger, dated as of June 18,
                             1997, among Vencor, Inc., LV Acquisition Corp. and
                             Transitional Hospitals Corporation.
           23.1              Consent of Ernst & Young LLP.
           23.2              Consent of Price Waterhouse LLP.
           99.1              Annual Report on Form 10-K of Transitional for the
                             fiscal year ended November 30, 1996 (Comm. File
                             No. 1-7008) is incorporated herein by reference.
           99.2              Quarterly Report on Form 10-Q of Transitional for
                             the Quarterly Period ended February 28, 1997
                             (Comm. File No. 1-7008) is incorporated herein by reference.
           99.3              Quarterly Report on Form 10-Q of Transitional for
                             the Quarterly Period ended May 31, 1997 (Comm.
                             File No. 1-7008) is incorporated herein by reference.

          UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

  The following unaudited pro forma condensed combined statement of operations of the Company for the six months ended June 30, 1997 and the year ended December 31, 1996, give effect to the TheraTx Merger, the repurchase of certain TheraTx debt, the Transitional Acquisition, and the related increase in borrowings under the Credit Agreement, as if such events had occurred on January 1, 1996. The unaudited condensed consolidated balance sheet of the combined entity as of June 30, 1997 is also included herein.

  These financial statements are for informational purposes only and are not necessarily indicative of the results that would have been obtained had the TheraTx Merger, the repurchase of certain TheraTx debt, the Transitional Acquisition, and the related increase in borrowings under the Credit Agreement occurred on January 1, 1996. The unaudited pro forma financial statements should be read in conjunction with the respective historical audited consolidated financial statements of the Company and TheraTx for the year ended December 31, 1996 and Transitional for the year ended November 30, 1996.

  VENCOR, INC., THERATX, INCORPORATED AND TRANSITIONAL HOSPITALS CORPORATION
        UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                    FOR THE SIX MONTHS ENDED JUNE 30, 1997
                 (IN THOUSANDS, EXCEPT FOR PER SHARE AMOUNTS)

                                                                     THERATX                        TRANSITIONAL
                                       VENCOR        THERATX         PRO FORMA      TRANSITIONAL      PRO FORMA      PRO FORMA
                                     HISTORICAL     HISTORICAL      ADJUSTMENTS     HISTORICAL      ADJUSTMENTS      COMBINED
                                     ----------     ----------      -----------     ------------    -----------    -----------
Revenues...........................  $1,458,991       $94,028        $     -          $159,444       $(5,202)(d)    $1,707,261
                                     ----------       -------        -------          --------       -------        ----------
Salaries, wages and benefits.......     846,379        56,926              -            79,976        (2,751)(d)       980,530
Supplies...........................     143,361         7,783              -            16,739          (562)(d)       167,321
Rent...............................      40,731         2,759              -             4,857          (165)(d)        48,182
Other operating expenses...........     228,721        13,073              -            39,963        (1,295)(d)       280,462
Depreciation and amortization......      53,851         2,645          1,162 (a)         6,969         4,026 (a)        68,409
                                                                                                        (244)(d)
Interest expense...................      31,334         3,108          4,461 (b)           606        23,271 (b)        62,161
                                                                        (600)(b)                         (19)(d)
Investment income..................      (3,313)            -              -            (2,971)          137 (d)        (6,147)
                                     ----------       -------        -------          --------       -------        ----------
                                      1,341,064        86,294          5,023           146,139        22,398         1,600,918
                                     ----------       -------        -------          --------       -------        ----------
Income from operations before
   income taxes....................     117,927         7,734         (5,023)           13,305       (27,600)          106,343
Provision for income tax...........      46,935         2,862         (1,915)(c)         5,189       (10,746)(c)        42,325
                                     ----------       -------        -------          --------       -------        ----------

Income from operations.............  $   70,992       $ 4,872        $(3,108)         $  8,116      $(16,854)       $   64,018
                                     ==========       =======        =======          ========      ========        ==========

Earnings per common and common
   equivalent share:
   Income from operations:
      Primary......................  $     1.00                                                                      $   0.91
      Fully diluted................  $     1.00                                                                      $   0.90

Shares used in computing earnings
   per common and common
   equivalent share:
      Primary......................      70,678                                                                        70,678
      Fully diluted................      71,037                                                                        71,037

                        See notes to unaudited pro forma
                    condensed combined financial statements.

   VENCOR, INC., THERATX, INCORPORATED AND TRANSITIONAL HOSPITALS CORPORATION
         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                  (IN THOUSANDS, EXCEPT FOR PER SHARE AMOUNTS)

                                                                   THERATX                       TRANSITIONAL
                                       VENCOR        THERATX      PRO FORMA        TRANSITIONAL    PRO FORMA     PRO FORMA
                                     HISTORICAL     HISTORICAL   ADJUSTMENTS        HISTORICAL    ADJUSTMENTS     COMBINED
                                     ----------     ----------   -----------       ------------   -----------    ----------
Revenues...........................  $2,577,783      $391,155     $   (915)(e)       $507,194      $      -      $3,475,217
                                     ----------      --------     --------           --------      --------      ----------

Salaries, wages and benefits.......   1,490,938       233,530            -            264,332             -       1,988,800
Supplies...........................     261,621        28,329            -             42,442             -         332,392
Rent...............................      77,795        11,146            -              9,016             -          97,957
Other operating expenses...........     405,797        58,033         (915)(e)        140,026             -         602,941
Depreciation and amortization......      99,533        11,324        5,396 (a)         22,364         8,332 (a)     146,949
Interest expense...................      45,922        13,024       21,954 (b)          3,889        48,164 (b)     131,753
                                                                    (1,200)(b)
Investment income..................     (12,203)         (312)           -                -               -         (12,515)
Non-recurring transactions.........     125,200             -            -             33,524             -         158,724
                                     ----------      --------     --------           --------      --------      ----------
                                      2,494,603       355,074       25,235            515,593        56,496       3,447,001
                                     ----------      --------     --------           --------      --------      ----------
Income (loss) from operations
 before income taxes...............      83,180        36,081      (26,150)            (8,399)      (56,496)         28,216
Provision for income tax...........      35,175        13,364       (8,136)(c)         (3,047)      (23,141)(c)      14,215
                                     ----------      --------     --------           --------      --------      ----------
Income (loss) from operations......  $   48,005      $ 22,717     $(18,014)          $ (5,352)     $(33,355)     $   14,001
                                     ==========      ========     ========           ========      ========      ==========

Earnings per common and common
 equivalent share:
 Income from operations:
  Primary..........................  $     0.68                                                                  $     0.20
  Fully diluted....................  $     0.68                                                                  $     0.20

Shares used in computing earnings
 per common and common
 equivalent share:
  Primary..........................      70,702                         64 (f)                                       70,766
  Fully diluted....................      70,702                         64 (f)                                       70,766

                        See notes to unaudited pro forma
                    condensed combined financial statements.

                                  VENCOR, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEET
                                  (UNAUDITED)
                      (IN THOUSANDS, EXCEPT SHARE AMOUNTS)

                                                                     JUNE 30,
                                                                       1997
                                                                    ----------
                               ASSETS
Current assets:
 Cash and cash equivalents......................................... $  106,476
 Accounts and notes receivable less allowance for loss of $52,687..    639,889
 Inventories.......................................................     36,525
 Income taxes......................................................    103,556
 Other.............................................................     52,200
                                                                    ----------
                                                                       938,646

Property and equipment, at cost....................................  2,050,914
Accumulated depreciation...........................................   (462,968)
                                                                    ----------
                                                                     1,587,946

Intangible assets less accumulated amortization of $29,238.........    699,671
Investments in affiliates..........................................     85,974
Other..............................................................     97,820
                                                                    ----------
                                                                    $3,410,057
                                                                    ==========
                LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
 Accounts payable.................................................. $  146,427
 Salaries, wages and other compensation............................    153,304
 Other accrued liabilities.........................................    132,631
 Long-term debt due within one year................................     24,747
                                                                    ----------
                                                                       457,109

Long-term debt.....................................................  1,935,019
Deferred credits and other liabilities.............................     97,503
Minority interests in equity of consolidated entities..............     42,839


Stockholders' equity:
 Common stock, $.25 par value; authorized 180,000 shares;
  issued 72,859 shares.............................................     18,215
 Capital in excess of par value....................................    724,294
 Retained earnings.................................................    218,013
                                                                    ----------
                                                                       960,522
 Common treasury stock; 3,528 shares...............................    (82,935)
                                                                    ----------
                                                                       877,587
                                                                    ----------
                                                                    $3,410,057
                                                                    ==========

                        See notes to unaudited pro forma
                    condensed combined financial statements.

   VENCOR, INC., THERATX, INCORPORATED AND TRANSITIONAL HOSPITALS CORPORATION
      NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS


NOTE 1 -- BASIS OF PRESENTATION

  The purchase method of accounting has been used in the preparation of the unaudited pro forma condensed combined financial statements. Under this method of accounting, the aggregate purchase price is allocated to assets acquired and liabilities assumed based on their estimated fair values. Accordingly, the excess of the purchase price over the fair value of net assets acquired has been reflected as goodwill. The purchase price and estimated fair values of assets and liabilities are preliminary and subject to change.

  For purposes of the unaudited pro forma condensed combined financial statements, the excess of the purchase price for the TheraTx Merger and the Transitional Acquisition over fair value of the net assets acquired is being amortized over 40 years using the straight-line method.

  Pro forma income from operations for 1997 excludes $10.3 million of non-recurring costs, in aggregate, incurred by both TheraTx and Transitional in connection with the TheraTx Merger and the Transitional Acquisition, respectively. A break-up fee of $19.4 million paid by Transitional in June 1997 in connection with the Transitional Acquisition is also excluded from pro forma income from operations.

  For the periods presented, unaudited pro forma financial data have been derived by combining the historical financial data of Vencor and TheraTx (based upon annual reporting periods ended December 31 and the six months ended June
30) and Transitional (based upon annual reporting periods ended November 30 and the six months ended May 31).

  Certain prior year historical TheraTx and Transitional amounts have been reclassified to conform to the Company's presentation.

NOTE 2 -- PRO FORMA ADJUSTMENTS

  The adjustments included in the unaudited pro forma condensed combined financial statements follow (dollars in thousands):

(a)  To adjust amortization expense:

                                                                                   SIX MONTHS
                                                                                     ENDED              YEAR ENDED
                                                                                 JUNE 30, 1997       DECEMBER 31, 1996
                                                                                 -------------       -----------------
THERATX MERGER:
 Record amortization related to the excess of the purchase price
  for TheraTx over net assets acquired..................................             $2,075              $ 8,300
 Eliminate TheraTx historical amortization of the excess
  of purchase price over net assets acquired............................               (738)              (2,904)
 Actual amortization recorded for the period March 21 through March 31..               (175)                   -
                                                                                     ------              -------
                                                                                     $1,162              $ 5,396
                                                                                     ======              =======

TRANSITIONAL ACQUISITION:
 Record amortization related to the excess of the purchase price
  for Transitional over net assets acquired.............................             $4,166              $ 8,332
 Actual amortization recorded for the period June 24 through June 30....               (140)                   -
                                                                                     ------              -------
                                                                                     $4,026              $ 8,332
                                                                                     ======              =======

   VENCOR, INC., THERATX, INCORPORATED AND TRANSITIONAL HOSPITALS CORPORATION NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS (CONTINUED)

NOTE 2 -- PRO FORMA ADJUSTMENTS (CONTINUED)

(b) To record additional interest expense related to the borrowings and refinancings for the TheraTx Merger and the Transitional Acquisition:

                                                                            SIX MONTHS
                                                                               ENDED           YEAR ENDED
                                                                           JUNE 30, 1997   DECEMBER 31, 1996
                                                                           -------------   -----------------
THERATX MERGER:
 Interest expense related to acquisition debt.........................       $  5,632            $ 22,528
 Eliminate interest expense related to TheraTx bank credit facility...         (1,497)             (4,510)
 Interest on Credit Agreement replacing TheraTx bank credit facility..          1,352               3,936
 Actual interest recorded for the period March 18 through March 31....         (1,026)                  -
                                                                             --------            --------
                                                                             $  4,461            $ 21,954
                                                                             ========            ========

 Interest expense on refinanced convertible notes.....................       $  3,400            $  6,800
 Eliminate interest expense on convertible notes......................         (4,000)             (8,000)
                                                                             --------            --------
                                                                             $   (600)           $ (1,200)
                                                                             ========            ========
TRANSITIONAL ACQUISITION:
 Interest expense related to acquisition debt.........................       $ 21,816            $ 43,732
 Interest expense on $2.0 billion Credit Agreement....................         35,012              65,066
 Eliminate interest expense on $1.75 billion Credit Agreement.........        (32,790)            (60,634)
 Actual interest recorded for the period June 24 through June 30......           (767)                  -
                                                                             --------            --------
                                                                             $ 23,271            $ 48,164
                                                                             ========            ========

(c) To adjust the provision for income taxes for the increase in the effective tax rate of the Company as a result of the TheraTx Merger and the Transitional Acquisition and to record the tax provision related to the pro forma adjustments.

(d) To eliminate historical Transitional operations consolidated with the Company for the period June 24, 1997 through June 30, 1997.

(e)  To eliminate transactions between the Company and TheraTx.

(f) To adjust common equivalent shares to reflect the conversion of TheraTx stock options into stock options of the Company.

                                   SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         VENCOR, INC.



Dated:  August 11, 1997                  /s/ W. Bruce Lunsford
-----------------------                  ---------------------
                                           W. Bruce Lunsford
                                         Chairman of the Board,
                                          President and Chief
                                           Executive Officer